UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 24, 2025

ATAI LIFE SCIENCES N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	001-40493	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Wallstraße 16
10179 Berlin, Germany
(Address of principal executive offices) (Zip Code)

+49 89 2153 9035
(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, €0.10 par value per share	ATAI	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Separation Agreement

As previously announced, Sahil Kirpekar’s employment as Chief Business Officer of atai Life Sciences US, Inc. (“atai US”) and its affiliates, including atai Life Sciences N.V. (the “Company”), terminated effective April 2, 2025. In connection therewith, on April 24, 2025, atai US entered into a Separation Agreement and Release (the “Separation Agreement”) with Dr. Kirpekar.  In addition to the severance Dr. Kirpekar was entitled to under his employment agreement with atai US, the Separation Agreement provides for the reimbursement of reasonable legal fees, an extension of the time to exercise vested stock options, reimbursement of learning and development costs, relocation costs and the ability to retain his company-provided computer.

Consulting Agreement

Dr. Kirpekar also previously entered into a Consulting Agreement (the “Consulting Agreement”) with atai Life Sciences AG in connection with his separation from employment, effective April 3, 2025.  Under the Consulting Agreement, Dr. Kirpekar agrees to provide support with respect to transitional business development efforts through December 31, 2025, or such earlier time as determined by the Company or Dr. Kirpekar.  During the consulting period, Dr. Kirpekar will continue to have the ability to vest in 50% of the unvested portion of the stock options granted to him in March 2023 and March 2024.

The foregoing summaries of each of the Separation Agreement and Consulting Agreement are not complete and are qualified in their entirety by reference to each of the Separation Agreement and the Consulting Agreement, filed herewith as Exhibits 10.1 and 10.2, respectively, and each is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1#†	Separation Agreement and Release between Sahil Kirpekar and atai Life Sciences US, Inc., dated April 24, 2025.
10.2#	Consulting Agreement between Sahil Kirpekar and atai Life Sciences AG, dated April 3, 2025.
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

#	Management contract or compensatory plan, contract or arrangement.
†	Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit pursuant to Regulation S-K, Item 601(b)(10)(iv).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATAI LIFE SCIENCES N.V.

Date: April 30, 2025	By:	/s/ Srinivas Rao
	Name:	Srinivas Rao
	Title:	Chief Executive Officer